UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2022

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

105 US Highway 1 North Palm Beach, Florida	33408
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Equity Grants to Executive Officers

Effective January 3, 2022, the Board of Directors (the “Board”) of BurgerFi, International, Inc. (the “Company”) approved grants under the Company’s 2020 Omnibus Equity Incentive Plan (as amended from time to time, the “Plan”), to each of Ophir Sternberg, the Company’s Executive Chairman, and Michael Rabinovitch, the Company’s Chief Financial Officer, pursuant to the terms of their respective grant agreements, as follows: Mr. Sternberg was granted 303,956 unrestricted shares of common stock of the Company pursuant to a grant agreement which is attached as Exhibit 10.1 hereto and is incorporated by reference and Mr. Rabinovitch was granted 174,613 unrestricted shares of common stock of the Company pursuant to a grant agreement which is attached as Exhibit 10.2 hereto and is incorporated by reference.

Amendment and Restatement of Equity Grant to Executive Officer

As previously disclosed by the Company, on July 13, 2021, Mr. Rabinovitch was granted 100,000 restricted stock units (“RSUs”) under the Plan, which shall vest in four annual installments of 20,000, 20,000, 20,000 and 40,000 RSUs, subject to the Company’s per share stock price achieving certain price thresholds for a period of time, as set forth in the related grant agreement. Effective January 3, 2022, the Board approved of an amendment and restatement of such grant agreement to revise certain of such price thresholds from $19.00 per share, $19.00 per share, $22.00 per share and $25.00 per share to $11.00 per share, $11.00 per share, $13.00 per share and $15.00 per share, respectively, as more fully set forth in the amended and restated grant agreement which is attached as Exhibit 10.3 hereto and is incorporated by reference.

The foregoing descriptions of the grant agreements are intended only as summaries and are qualified in their entirety by reference to the actual terms of the respective grant agreements attached to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1+	Unrestricted Stock Award Agreement between Ophir Sternberg and BurgerFi International Inc., dated January 3, 2022.

10.2+	Unrestricted Stock Award Agreement between Michael Rabinovitch and BurgerFi International Inc., dated January 3, 2022.

10.3+	Amended and Restated Restricted Stock Unit Award Agreement between Michael Rabinovitch and BurgerFi International Inc., dated January 3, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Indicates a management contract or a compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2022

BURGERFI INTERNATIONAL, INC.

By:	/s/ Michael Rabinovitch
Michael Rabinovitch
Chief Financial Officer